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                                                                   Exhibit 10.43

                                                                  EXECUTION COPY

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                     SECURITIES ACCOUNT CONTROL AGREEMENT
                                   (CH-282SK)

                          Dated as of December 27, 2001

                                      among

                           CHAUTAUQUA AIRLINES, INC.,

                                   as Debtor,

             AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL - FINAME,

                                    as Lender

                                       and

                               JPMORGAN CHASE BANK

           as Securities Intermediary and as Security Deposit Trustee

                                 * * * * * * * *

                             One Embraer EMB-145 LR
                    United States Registration Number N282SK

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Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

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                      SECURITIES ACCOUNT CONTROL AGREEMENT
                                   (CH-282SK)

          This Securities Account Control Agreement (CH-282SK) (this "AGREEMENT"), is dated as of December 27, 2001, among Chautauqua Airlines, Inc., a New York corporation ("DEBTOR"), Agencia Especial de Financiamento Industrial
- FINAME, a Brazilian federal public company registered in the General Register of Taxpayers under the number 33.660.564/0001.00 ("LENDER"), and JPMorgan Chase Bank, in its capacity as securities intermediary hereunder (in such capacity, the "SECURITIES INTERMEDIARY") and in its capacity as Security Deposit Trustee under the Security Deposit Agreement referred to herein (in such capacity the "SECURED PARTY"). Capitalized terms used but not defined herein shall have the meaning assigned in the Security Deposit Agreement (CH-282SK) of even date herewith among Debtor, Lender and the Secured Party (the "SECURITY DEPOSIT AGREEMENT"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

          1. ESTABLISHMENT OF SECURITIES ACCOUNT. The Securities Intermediary hereby confirms that (i) the Securities Intermediary has established account number [*] in the name FINAME/CH PLEDGE ACCOUNT, F/A/O JPMorgan Chase Bank, as Security Deposit Trustee, Ref: Security Deposit Agreement (CH-282SK) dated as of December 27, 2001, Attn: Management (such account and any successor account being referred to as the "SECURITIES ACCOUNT), (ii) the Securities Account is a "securities account" as such term is defined in Section 8-501(a) of the UCC,
(iii) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Secured Party as entitled to exercise the rights that comprise any financial asset credited to the account, (iv) all property delivered to the Securities Intermediary pursuant to the Security Deposit Agreement will be promptly credited to the Securities Account, and (v) all securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of Debtor, payable to the order of Debtor or specially indorsed to Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

          2. "FINANCIAL ASSETS" ELECTION. The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

          3. ENTITLEMENT ORDERS. If at any time the Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(a)
(8) of the UCC) issued by the Secured Party and relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by Debtor or any other Person.

          4. SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest

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* Confidential

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of the Secured Party. The financial assets and other items deposited to the
Securities Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Secured Party (except that the Securities Intermediary may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Securities Account, and (ii) the face amount of any checks which have been credited to the Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

          5. CHOICE OF LAW. Both this Agreement and the Securities Account shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

          6. CONFLICT WITH OTHER AGREEMENTS. There are no other agreements entered into between the Securities Intermediary and Debtor with respect to the Securities Account except for the Security Deposit Agreement and the other Operative Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing (including the Operative Agreements) or hereafter entered into, the terms of this Agreement shall prevail.

          7. AMENDMENTS. No amendment or modification of this agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

          8. NOTICE OF ADVERSE CLAIMS. Except for the claims and interest of the Secured Party and of Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Secured Party and Debtor thereof.

          9. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives.

          10. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and (in the case of electronic means) electronic confirmation of error free receipt is received or upon receipt if sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth in the Security Deposit Agreement. Any party may change his address for notices in the manner set forth above.

          11. TERMINATION. The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interests in the Securities Account, are powers

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coupled with an interest and will neither be affected by the bankruptcy of
Debtor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the final distribution of funds pursuant to Section 4 of the Security Deposit Agreement and the Secured Party has notified the Securities Intermediary of such final distribution in writing.

          12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts; provided that, without limiting the effectiveness of any counterpart provided for above, the parties agree that one non-counterpart original shall be fully executed and delivered to the Secured Party.

       [REMAINDER OF PAGE INTENTIONALLY BLANK -- SIGNATURE PAGE FOLLOWS]

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          IN WITNESS WHEREOF, the parties hereto have each caused this
Securities Account Control Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

CHAUTAUQUA AIRLINES, INC., as                 AGENCIA ESPECIAL DE
Debtor                                        FINANCIAMENTO INDUSTRIAL -
                                              FINAME, as Secured Party

By:                                           By:
   ----------------------------                  -------------------------------
   Name:                                         Name:
   Title:                                        Title:

                                              JPMORGAN CHASE BANK, as Security
                                              Deposit Trustee

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                              JPMORGAN CHASE BANK, as Securities
                                              Intermediary

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

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